UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2023

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2023, WW International, Inc. (the “Company”) announced that Michael Lysaght, Chief Technology Officer of the Company, would be leaving the Company on June 2, 2023 (the “Departure Date”). In connection with his departure from the Company, on April 12, 2023, Mr. Lysaght entered into an agreement with the Company regarding the termination of his employment (the “Agreement”). The material terms of the Agreement are as follows: (i) receipt of up to 12 months of base salary via salary continuation and (ii) continued employer contributions for health coverage under Company-sponsored health plans during the 12-month period following his departure, subject to the execution and non-revocation of a general release of claims in favor of the Company and its affiliates. All of Mr. Lysaght’s unvested equity awards as of the Departure Date will be forfeited. He will have the right to exercise any of his vested stock options within 90 days of the Departure Date. Mr. Lysaght will be subject to covenants with respect to non-competition and non-solicitation of employees of the Company for one year following his Departure Date as well as with respect to confidentiality in perpetuity.

The Company also announced it appointed Pierre-Olivier Latour as Head of Engineering of the Company effective April 17, 2023, with the expectation that he will assume the role of Chief Technology Officer of the Company effective upon Mr. Lysaght’s departure. Mr. Latour was most recently an Engineering Executive at Epic Games, Inc., a video game and software developer and publisher, having served in several senior engineering management roles. He previously served as the Chief Technology Officer at Houseparty, a face-to-face synchronous social network, prior to its acquisition by Epic Games in 2019. Previously, Mr. Latour held various engineering leadership positions with mid-stage Silicon Valley startup companies and sold several companies and technologies, including one to Apple in 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: April 14, 2023	By:	/s/ Heather Stark
	Name:	Heather Stark
	Title:	Interim Principal Financial Officer

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